UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 9, 2021

FG NEW AMERICA ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-39550	85-1648122
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

105 S. Maple Street Itasca, Illinois 60143
(Address of principal executive offices, including area code)

Registrant’s telephone number, including area code: (847) 791-6817

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one redeemable warrant	FGNA.U	The New York Stock Exchange
Class A common stock, par value $0.0001 per share	FGNA	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	FGNA WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment amends Item 1.01 and supplements Item 9.01 (solely to add additional exhibits) of the Current Report on Form 8-K of FG New America Acquisition Corp. (the “Company”), filed with the Securities and Exchange Commission (the “SEC”) on February 10, 2021 (the “Original Current Report”), in which the Company reported, among other events, the execution of the Business Combination Agreement (as defined in the Original Current Report). Item 3.02 and Item 7.01 of the Original Current Report remain unchanged. Interested parties should refer to the Original Current Report for Item 1.01, Item 3.02 and Item 7.01 and the prior exhibits filed pursuant to Item 9.01.

Item 1.01 Entry into a Material Definitive Agreement.

The description of the Amended Sponsor Letter in Item 1.01 of the Original Current Report is hereby amended and restated as follows:

Amendment to the Sponsor Letter

At the Closing, certain current officers and directors of the Company (including the Founder Holders (as defined in the Business Combination Agreement)), FG New America Investors LLC (the “Sponsor”), the Company, OppFi and the Members’ Representative will enter into an amendment (the “Amended Sponsor Letter”) to the letter agreement entered into on September 29, 2020 in connection with the Company’s initial public offering (the “Letter Agreement”), pursuant to which, among other things, the Founder Holders will waive any and all anti-dilution rights described in its current Certificate of Incorporation or otherwise with respect to the shares of Class A Common Stock (that formerly constituted shares of Class B Common Stock held by the Founder Holders) held by the Founder Holders that may be implicated by the Business Combination such that the Class B Common Stock Conversion will occur as discussed herein (and as more fully described in the Amended Sponsor Letter). In addition, Joseph Moglia, one of the Founder Holders, will agree to extend the lock-up period for the shares of Class A Common Stock (that formerly constituted shares of Class B Common Stock) held by him or which are distributed or distributable to him by the Sponsor to two years following the closing date of the Business Combination.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1*	Business Combination Agreement, dated as of February 9, 2021, by and among the Company, Opportunity Financial, LLC and Todd Schwartz, in his capacity as the Members’ Representative.

* Certain exhibits and schedules to this Exhibit have been omitted in accordance with Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted exhibit or schedule to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FG NEW AMERICA ACQUISTION CORP.

By:	/s/ Larry G Swets, Jr.
Name:	Larry G. Swets, Jr.
Title:	Chief Executive Officer

Date: February 11, 2021